UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2022 (May 27, 2022)

SOLUNA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-40261	14-1462255
(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

(518) 218-2550

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the annual meeting of stockholders (the “Annual Meeting”) of Soluna Holdings, Inc. (the “Company”), held on May 27, 2022, the Company’s stockholders approved the second amendment and restatement of the Soluna Holdings, Inc. (formerly known as Mechanical Technology, Incorporated) Amended and Restated 2021 Stock Incentive Plan (the “Amended Plan”), which amended and restated the Company’s existing first amendment and restatement of the Soluna Holdings, Inc. (formerly known as Mechanical Technology, Incorporated) Amended and Restated 2021 Stock Incentive Plan (the “Existing Plan”) to change the calculation of shares authorized under the Existing Plan and make certain administrative changes, including to reflect the Company’s name change from “Mechanical Technology, Incorporated” to “Soluna Holdings, Inc.” effective November 2, 2021.

A copy of the Amended Plan that was approved by the Company’s stockholders was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2022 (the “2022 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Amended Plan are described in detail in that proxy statement. The foregoing description of the Amended Plan is qualified in its entirety by the terms of the Amended Plan. A copy of the Amended Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the election of Matthew E. Lipman as a Director to serve until the Company’s 2025 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, retirement, disqualification, resignation or removal. Mr. Lipman received the following votes:

For	Withhold	Broker Non-Votes
6,095,889	238,532	3,076,601

At the Annual Meeting, the Company’s stockholders voted on the election of David C. Michaels as a Director to serve until the Company’s 2025 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, retirement, disqualification, resignation or removal. Mr. Michaels received the following votes:

For	Withhold	Broker Non-Votes
5,721,611	612,810	3,076,601

The Company’s stockholders also ratified the appointment of UHY LLP as the Company’s registered independent public accounting firm for fiscal year 2022. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
9,109,107	266,545	35,370	N/A

The Company’s stockholders also voted on the second amendment and restatement of the Soluna Holdings, Inc. (formerly known as Mechanical Technology, Incorporated) Amended and Restated 2021 Stock Incentive Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
5,340,803	984,355	9,263	3,076,601

The Company’s stockholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
5,596,996	752,146	12,279	3,076,601

The results reported above are final voting results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Soluna Holdings, Inc. Second Amended And Restated 2021 Stock Incentive Plan

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

By:	/s/ Jessica L. Thomas
Name:	Jessica L. Thomas
Title:	Chief Financial Officer

Dated: June 1, 2022